Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal Investor Presentation August 8, 2012 NASDAQ:ADES www.adaes.com Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of Section 21E of the
Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include, but will not necessarily be limited to, statements or expectations regarding future contracts, projects, demonstrations, operations and technologies; the impact of a restatement; amount and timing of RC production, revenues, earnings, cash flows and other financial measures; impact of regulations; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations; expected growth in and potential size of our target markets and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations, government funding, accounting rules, prices, economic conditions and market demand; timing of regulations and legal challenges to them; impact of competition; availability, cost of and demand for alternative energy sources and other technologies;
technical, start-up and operational difficulties; inability to commercialize our technologies on favorable terms; our inability to ramp up operations to effectively address expected growth in our target markets; failure of the RC facilities to continue to produce coal which qualifies for IRS Section 45 tax credits; termination of the contracts for such facilities;
decreases in the production of RC; seasonality; failure to monetize the new CyClean and M-45 facilities; availability of raw materials and equipment; failure to consummate the acquisition of the assets of Bulk Conveyor Specialist Inc. and Bulk
Conveyor Services, Inc. (BCSI); difficulties in the integration of BCSI’s operations; loss of key personnel; intellectual property infringement claims from third parties; and other factors discussed in greater detail in our filings with the
Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
Disclaimer

Refined Coal
Emissions Control
CO2
$48.4 M
$4.0 M
$0.2 M

Founded in 1997 by Dr. Michael D. Durham; became stand alone public company in 2003
Portfolio of proprietary, low cap-ex environmental technologies and specialty chemicals that reduce emissions from coal-fired power plants
Market leader in mercury control technologies
7 of 28 Refined Coal (“RC”) facilities operational, treating an annual aggregate 20 mm tons of coal
Additional RC facilities expected to go online in 2012; target 30 mm tons of coal by year end 2012
Recent Government mandate is a catalyst for future ACI & DSI Systems growth
Company Overview

Refined Coal
CyClean and M-45 technologies reduce
mercury and NOx emissions and qualify
for Section 45 Tax Credits of $6.47 per
ton for next 10 years
Each facility can be leased or sold to
generate revenue or operated by Clean
Coal for tax credit benefit
42.5%  stake in Clean Coal Solutions JV
with NexGen & Goldman Sachs
MATS expected to create $1 BN market for
low cap-ex technologies
- Activated Carbon Injection: control mercury
- Dry  Sorbent injection: control acid gases
Enhanced coal treatment technology to reduce
mercury emissions; licensed to Arch Coal
Developing technology to capture CO2
from flue gas in coal-fired boilers
Ongoing partnership with Department
of Energy and Southern Company
Emissions Control Systems
CO
2
Capture
1H 2012 Segment Revenues

EPA’s Mercury and Air Toxics Standard (MATS) became final on April 16, 2012
–
Requires 1,200 power plants to reduce emissions of mercury and acid gases by 2015
–
EPA predicts this will create a >$9 billion per year market for emissions  control
Commencing vertical integration process with pending acquisition of BCSI
10 million shares outstanding
Investment Highlights

2011
First two RC facilities
generate  $20 mm in
revenue and $7+ mm
in segment
income for ADA
26 additional RC units
are placed-in-service
by ADA
2012
Seven RC units currently
operating
Negotiations ongoing to
monetize several
additional facilities
Expect  segment income
run rate of  ~ $50 mm
by year end
2013
Expect remaining RC
units to be monetized
Opportunity to produce
up to $100 million in
annual segment income
(2014 – 2021)
Significant revenue growth expected in 2012 and 2013 from Refined Coal (RC)

ADA’s Emissions Solutions
for the Existing Fleet

Supply emissions control technologies based upon minimal capital cost for new equipment
–
Doesn’t require 10-20 years of extended plant life needed to justify large equipment costs
Low CAPEX alternatives trade variable operating expenses for fixed capital costs
–
Allows continued operation of the plants that may otherwise be considered for closure
Examples for a 250 MW Plant:
–
High CAPEX:  Wet Scrubber $100+ mm
–
ADA Low CAPEX alternatives
–
ACI:  $1 mm
–
DSI:  $3 mm
–
RC:  Controls mercury at no cost to utility
–
Enhanced Coal:  No capital equipment; $2-$4 mm per year in increased fuel costs to the power producer with benefits of $1-$4 per ton of Western
Coal burned

-6- ACI System for Mercury ADA’s Low CAPEX Approach to Emissions Control Technology Emissions Control Equipment (NO x , SO 2 , Particulate)

Coal Bunker
SCR
DeNOx
Flue Gas Desulfurization
(FGD) Scrubber
Coal Pulverizer
Air
Coal Pile
COAL SEAM
COAL SEAM
Air
Preheater
Filter or ESP
Steam
Generator
Scrubber
Additive

ADA
ENVIRONMENTAL SOLUTIONS

Emissions Control Solutions Enhanced Coal Refined Coal Flue Gas Conditioning Dry Sorbent Injection (DSI) Activated Carbon Injection (ACI) CEMS -7-

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

Refined Coal is Provided through JV Clean Coal Solutions, LLC

Clean Coal Solutions (CCS)
Clean Coal Solutions (CCS) :  ADA JV with NexGen Refined Coal LLC
–
Goldman Sachs affiliate bought 15% interest in May 2011 for $60 mm.  Their investment is recorded as Temporary Equity on the balance sheet.
CCS markets two coal pre-combustion technologies developed by ADA that qualify for
IRS Section 45 RC tax credits of $6.47 per ton of RC until 2021
–
Reduces mercury emissions by >40% and NOx emissions by >20%
Third parties lease or buy RC facilities from CCS converting tax credits to revenues
In 2011, first two RC facilities generated $20 mm in revenues and $7 mm in segment income for ADA

Leased equipment
Lease pre-payment
~$3/ton produced
O&M Services
Op Costs ~$2 per ton

Tax
benefits
42.5%
42.5% 15.0%
Unprocessed
coal
Refined
coal
$1/ton
produced
CCS, LLC
CCSS
(50%NG/50% ADA)
not consolidated
Terms:
• Monetization Rate:  $/$ of TC
• Pre-Paid Rent:  $/ton
CCS Project Monetization
Overview
$6.47/ton tax credit plus
accelerated depreciation
Tax Financing
Party
Utility Plant
Operator
Nex
Gen(NG)
ADA
Goldman
Sachs

In December 2010 Congress extended deadline to install new RC facilities until year-end 2011
CCS installed and operated 26 new RC facilities ahead of the year-end deadline
New facilities are expected to begin operating full-time in 2012 and 2013 after:
–
Operating permits obtained from each relevant state
–
Contracts negotiated and signed among CCS, financial institutions and power companies
Working with multiple monetizers for new systems
By the end of 2012, new and existing facilities leased or sold to others are expected to begin to:
–
Create >$100 mm in revenue per year for ADA through 2021
–
Produce up to $50 mm in segment income per year for ADA through 2021
Some facilities will be operated by CCS to reduce tax burden from RC profits
Remaining facilities expected to be put into operation in 2013 that will have the potential to double RC generated revenues and cash flows from the end of 2012 projections stated above

2011 Refined Coal Facilities

Currently 7 facilities are in full-time operation, treating coal for 14 boilers that cumulatively  average over 20 million tons per year
–
4 facilities that treat an average of 11 million tons per year are fully permitted and monetized
(3 with our initial monetizer and 1 with a new monetizer)
–
2 facilities treating 8 million tons per year are currently being  operated by Clean Coal, generating tax credits for its own use.  In the next few weeks to months, these 2 facilities are expected to be leased and monetized, one by a new third monetizer
–
The 7
th
facility expected to be operated by Clean Coal for the long-term to generate tax credits for its own use
An 8
th
facility treating 3 million tons per year has finalized monetization contracts and permit  has been granted; waiting for PLR and PUC approval before full-time operation
Negotiation on monetization of several other facilities in progress
Progress being made on several fronts that have the potential to expand the market
–
2 M-45 systems currently in operation on Gulf Coast Lignite
–
1 CyClean system currently  in operation on North Dakota Lignite
–
Progress in modifying technology for bituminous coal that could expand market for both M-45 and CyClean

Update on RC Activities

During the quarter, Refined Coal was produced at 7 facilities now running full time
Three facilities which are fully monetized produced ~ $10 million in rent revenues
–
More than double the 2Q 2011 RC rent revenues
During the quarter, four facilities operated by Clean Coal generated:
–
~ $7.5 million in Tax Credits that can be used to offset future tax expenses
–
~ $38 million in revenues for coal sales (offset by $38 million in coal costs)
Progress on year-end goal of achieving a run rate of $50 million in RC segment income
–
By the end of Q3, we expect to have 8 facilities operating, with 7 of them fully monetized representing  approximately 70% of our year-end goal

2Q 2012
RC Segment Financials

Emissions Control Systems

Plant burns PRB coal or lignite
Plant burns bituminous coal

PSEG
Xcel Energy
ALLIANT ENERGY
LS Power
Ameren
Luminant
conectiv energy
ADA ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems
> 20 GW Sold for Mercury Control
Installed/installing ACI systems on 55 boilers at coal-fired power plants
– Over 35% market share of 159 boilers served for mercury control from power plants
Ability to reduce mercury emissions by up to 90%
ACI and DSI systems expected to generate more than $300 million in revenues for ADA (2012-2015)

300
250
200
150
100
50
0
State Rules and New Plants
MATS High Estimate
MATS Low Estimate
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Emissions Control: Growth Expected in ACI Equipment • MATS is expected to create $500+ MM market for ACI • Procurement activities have commenced and ADA is responding to several fleet bids E -16-

JIB CRANE / HOIST / TROLLY
BIN VENT FILTER
LEVEL TRANSMITTER
LEVEL TRANSMITTERS
24" MANWAY W/ PRESSURE / VACUUM RELIEF
BIN VENT FILTER
OSHA APPROVED LADDER
24" MANWAY W/ PRESSURE / VACUUM RELIEF
FILL LINE
STORAGE SILO A
STORAGE SILO B
FEED / DIVERTER VALVES
COMPRESSED AIR TANK
FEEDER ROOM VENT FAN
COMPRESSOR ROOM VENT FAN

ADA ENVIRONMENTAL SOLUTIONS

Control of Acid Gases
HCl, SO
2
, SO
3
New environmental regulations creating
demand for control of acid gases such
as HCI, SO
3
, and SO
2
ADA provides dry sorbent injection (DSI)
systems as a low-cost option to wet
scrubbers
Equipment costs $2-3 mm for average
size plants
EPA predicts over 200 systems will be
needed by 2015
ADA awarded first contract for DSI
in 2012

ADA Plans to Acquire
Bulk Conveyor Specialists (BCSI)

BCSI is a fabricator of bulk material
handling equipment and systems located in
McKeesport, PA
A leading provider of DSI systems to coal fired
power plants
Serves the electric and water/wastewater
utility sector
Has 50 employees and 175,000 sq ft of
fabrication and office space
Will solidify ADA’s position in DSI market space
and expand manufacturing capabilities for ACI
systems

Mercury Control: Enhanced Coal
Designed to enable Western coals to burn with lower
emissions of mercury
–
U.S. burns up to 600 million tons of Western Coal per year
$1.00-4.00/ton in benefits to customer
Technology has been licensed to Arch Coal to apply to
their PRB coals at the mine
–
Royalty agreement – payments to ADA of up to $1.00/ton
based on a portion of the premium paid on Enhanced Coal
sales
ADA retained rights to apply technology at power
plants
Initial market is in states with mercury regulations
already in place
Expanded market expected to develop by 2015 as a
result of the MATS

Technology

CO
2
Capture

Developing solid sorbent capture technology to
capture CO
2
from flue gas in conventional coal-fired
boilers
DOE and industry funding:
– Phase I - $3.8 mm R&D at 1 KW pilot plant
– Phase II - $20.5 mm, 51-month contract to scale-up
technology to 1 MW
–
Entered Fabrication and Construction phase of 1 MW plant
in June 2012, estimated completion in October 2013
Advantages over competing technologies:
– For customer: lower cost and less parasitic energy
– For ADA: continuous revenues from sale of proprietary
chemical sorbents

Financial

Summary of Q2 Financial Results
2
nd
Qtr. Ended
6/30/12
2
nd
Qtr. Ended
6/30/11
Year Ended
12/31/11
Year Ended
12/31/10
Total Revenues $52.5 MM $7.0 MM $53.3 MM $22.3 MM
Gross Margin 14% 74% 46% 61%
Gross Margin
Excluding Rev.
and Cost related
to retained tons
81% 74% 73% 61%
Operating Income
(Loss)
$1.6MM ($2.3) MM $3.0 MM ($21.0) MM

NOTE: We expect that the financial results shown above  and on the following page will not be impacted or changed as a result of any restatement regarding our tax deferred tax assets or the reclassification of the equity held by the minority investor in Clean Coal.

Balance Sheet Highlights As of 6/30/12 As of 12/31/11 Cash & Cash Equivalents $23.1 MM $40.9 MM Cash & Cash Equivalents per Share $2.31 $4.09 Shares Outstanding 10.0 MM 10.0 MM -24-

1. The investment by Goldman Sachs for a 15% equity ownership in Clean Coal Solutions in May 2011 will be reclassified to “Temporary Equity”
a) Impact on our balance sheet will include new Temporary Equity line that is embedded between
Liabilities and Stockholders’ Equity.
2. Company has been in discussions with the Securities and Exchange Commission’s (SEC’s) Division
of Corporation Finance and Office of Chief Accountant in regard to its net deferred tax assets
(DTAs).  The SEC continues to assert that the Company should have taken a valuation allowance at the end of 2010 and 2011 and in subsequent periods on its DTAs. The Company is continuing to review and consider this issue internally to determine the most appropriate course of action. If a conclusion is reached that full valuation allowances for our DTAs should have been provided in
2010 and 2011:
a) Impact on 2010 financials:  Net loss for the year will increase from $15.5 million to $31.1 million and assets will decrease $15.6 million.
b) Impact on 2011 financials: Net loss for the year will increase from $19.9 million to $22.9 million and assets will decrease $3 million.
c) The NOLs  and tax credits that comprise the bulk of our DTAs would still be available for the Company to use in the future. If in a subsequent fiscal period we reduce such allowances, our net loss would decrease, or net income would increase, for such periods to the extent of such reduction.
3. Above will have no cash impact to the Company.

Restatements of 2010
and 2011 Financials

Summary
RC opportunities expected to provide significant growth in
revenues, profits and cash flows in 2012 and 2013
MATS compliance requirements are driving expected >$300
million total equipment revenues for ADA for next 3-4 years
Enhanced coal royalty opportunity expected to add additional growth in 2013 to 2015 and beyond
Developing solid sorbent capture technology to capture CO
2
from flue gas in conventional coal-fired boilers
Available cash on balance sheet and expected cash flows from
RC provides us with the resources to execute on future
opportunities

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

A Leader in Clean Coal Technology © Copyright 2012 ADA-ES, Inc. All rights reserved. NASDAQ:ADES